EXHIBIT 10.2

SixTH AMENDMENT TO CREDIT AGREEMENT

This Fourth Amendment to Credit Agreement (this “Sixth Amendment”) is entered into as of June 2, 2016 (the “Sixth Amendment Effective Date”), by and between WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”) and SURMODICS, INC., a Minnesota corporation (“Borrower”).

RECITALS

Borrower and Bank are patiies to that certai n Credit Agreement dated as of November 4, 2013, as amended from time to time, including by that certain First Amendment to Credit Agreement dated as of November  5,  2014, that ce1iain Second Amendment to Credit Agreement dated as of November 20, 2015, that certain Third Amendment to Credit Agreement dated as of December 22, 2015, that certain Foutih  Amendment  to Credit Agreement  dated  as of March 4, 2016, and that cetiain Fifth Amendment to Credit Agreement dated as of May  9,  2016  (the "Agreement").  The parties desire to amend the Agreement in accordance with the terms of this Sixth Amendment.

NOW, THEREFORE, the parties agree as follows:

1.Section 3.3 of the Agreement hereby is amended and restated in its entirety to read as follows:

“SECTION 3.3.POST-CLOSING CONDITION.  As soon as possible, but no later  than July I, 2016, Borrower shall deliver to Bank a share pledge agreement duly executed by Borrower or any of its affiliates, pledging to Bank sixty-five percent (65%) of the total outstanding voting capital stock of SurModics Luxembourg S.a r.l., along with the certificates therefor, if any (and all other documents reasonably requested by Bank in connection therewith; provided , however, that Borrower or any of its affiliates, shall not be required to deliver any legal opinions to Bank with respect to the share pledge  agreement).”

2.No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right.  Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance.  Any suspension or waiver of a right must be in writing signed by an officer of Bank.

3.Unless otherwise defined, all initially capitalized terms in this Sixth Amendment shall be as defined in the Agreement.  The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects.  Except as expressly set forth herein, the execution, delivery, and performance of this Sixth Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.

4.Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Sixth Amendment, and that no Event of Default has occurred and is continuing.

5.As a condition to the effectiveness of this Sixth Amendment, Bank shall have received, in form and substance satisfactory to Bank:

(a)this Sixth Amendment, duly executed by Borrower;

(b)the Second Amendment to Security Agreement , duly executed by SURMODICS IVD, INC. and SURMODICS MD, LLC;

(c)the First Amendment to Continuing Guaranty, duly executed by SURMODICS IVD, INC. and SURMODICS MD, LLC; and

(d)all reasonable fees and expenses incurred in connection with this Sixtth Amendment and through the date of this Sixth Amendment, which may be debited from any of Borrower's accounts.

6.This Sixth Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

IN WITNESS WHEREOF, the undersigned have executed this Sixth Amendment as of the first date above written.

SURMODICS, INC.

By:/s/ Andrew D. C. LaFrence

Title:VP Finance and CFO

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:/s/ Dianne Wegscheid

Title:Sr. Vice President

[Signature Page to Sixth Amendment to Credit Agreement]